UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15915 Katy Freeway, Suite 450, Houston, Texas, 77094

(Address of principal executive offices)

(281) 404-4387

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On or about December 9, 2021, Camber Energy, Inc. (“Camber”) received $1,000,000 from an investor (the “Investor”), and in connection therewith executed and delivered the following in favor of the Investor: (i) a promissory note dated on or about December 8, 2021 in the principal amount of $1,052,631.58, representing a 5% original issue discount (the “Investor Note”), accruing interest at the rate of 10% per annum and maturing March 8, 2022; (ii) a Security Agreement-Pledge (the “Pledge Agreement”) granting the Investor a first-priority security interest in Camber’s common shares of Viking Energy Group, Inc.; and (iii) a general security agreement (the “Security Agreement”) granting the Investor a first-priority security interest in Camber’s other assets. The Investor may convert amounts owing under the Investor Note into shares of common stock of Camber at a fixed price of $1.25 per share, subject to beneficial ownership limitations. The Company has other outstanding loans with the Investor in the aggregate principal amount of $20,500,000, which have been disclosed or referenced in previous Current Reports on Form 8-K filed by the Company, including those filed on December 23, 2020, April 27, 2021, and July 12, 2021.

The foregoing descriptions of the Investor Note, Pledge Agreement, and Security Agreement, do not purport to be complete and are qualified in their entirety by reference to the Investor Note, Pledge Agreement, and Security Agreement, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K, respectively, and incorporated in this Item 1.01 by reference in their entirety.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Investor Note issued by Camber Energy, Inc. to the Investor Named Therein, dated on or about December 8, 2021
10.2	Pledge Agreement, by and between Camber Energy, Inc. and the Investor Named Therein, dated on or about December 8, 2021
10.3	Security Agreement, by and between Camber Energy, Inc. and the Investor Named Therein, dated on or about December 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camber Energy, Inc.

Date: December 16, 2021	By:	/s/ James Doris
	Name:	James Doris
	Title:	President & CEO

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